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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-66681.

                                                /s/ Arthur Andersen LLP
Philadelphia, Pa
 March 29, 1999